UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/01/2011

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

On September 1, 2011, the Company dismissed Ernst & Young LLP as its independent registered public accounting firm. On September 2, 2011, the Company engaged Haskell & White LLP as its new independent registered public accounting firm effective immediately. The Audit Committee of the Company's Board of Directors participated in and approved the decision to change independent registered acccounting firms in furtherance of the Company's initiatives to reduce expenses.

Other than an explanatory statement included in Ernst & Young LLP's audit report for the Company's fiscal year ended April 30, 2011 relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of Ernst & Young LLP on the Company's financial statements for the last two fiscal years ended April 30, 2011 and April 30, 2010 did not contain an adverse opinion or a disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2011 and 2010 fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report, and there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company's 2011 and 2010 fiscal years and through the date of this Current Report on Form 8-K, the Company did not consult with Haskell & White LLP regarding any matters or reportable events as that term is described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided a copy of this disclosure to Ernst & Young LLP prior to the filing of this Current Report on Form 8-K and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which they do not agree. A copy of the letter dated September 6, 2011 furnished by Ernst & Young LLP in response that that request, stating its agreement, is filed herewith as Exhibit 16. 1.

Item 9.01.    Financial Statements and Exhibits

16.1 Letter from Ernst & Young LLP, dated September 6, 2011, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: September 06, 2011	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-16.1	Ernst & Young Letter to the Securities and Exchange Commission